                                                                   EXHIBIT 99.14


DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF OCTOBER 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Hawaiian Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting